FLORIDA STREET FUNDS
                                         SUPPLEMENT DATED OCTOBER 31, 1997
                                                        TO
                                          PROSPECTUS DATED JUNE 16, 1997



         The following should be read in conjunction with the section titled "Summary of Fund Expenses" on page 7 and "Operation of the Funds" on page 9 of the Prospectus:

                  Effective November 1, 1997 and until further notice, the Adviser intends to waive a portion of its management fee in order to reduce total operating expenses of the Florida Street Bond Fund from 1.10% to 0.75%, and of the Florida Street Growth Fund from 1.35% to 0.90%.

The following should be read in conjunction with the section titled "Dividends and Distributions" on page 8 of the Prospectus:

                  Effective November 1, 1997 the Florida Street Bond Fund intends to declare substantially all of its net investment income as dividends to its shareholders on a daily basis and to pay such dividend monthly.

         The Fund's investment policy regarding floating rate, inverse floating rate, and index obligations on page 19 of the Prospectus, is revised as follows:

                  Each Fund may invest without limitation in floating rate, inverse floating rate, and index obligations. Formerly, a Fund's investment in inverse floating rate securities was limited to 5% of its total assets. These securities are considered to be instruments which are commonly known as derivatives. See "Derivatives" on pages 20 and 21 of the Prospectus. It should be noted that each Fund may invest in instruments whose value is computed based on a multiple of the change in price or value of an asset (or of an index of or relating to assets), provided the relevant asset or assets are eligible for investment by the Fund. To the extent a Fund invests in instruments whose value is computed based on such a multiple, a leverage factor is involved, which can result in high volatility and significant losses. See "Derivatives" on pages 20 and 21 of the Prospectus.






ASA02CDE-100897-3



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